SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2005

CUBIST PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 8, 2005, the registrant, Cubist Pharmaceuticals, Inc., issued a press release relating to its release, in coordination with the advance program mailing from American Society for Microbiology (ASM), of data from the Interscience Conference on Antimicrobials and Chemotherapy (ICAAC) late breaker K-426a: Daptomycin vs. Standard Therapy for Staphylococcus aureus Bacteremia (SAB) and Infective Endocarditis (SAIE).  A copy of the press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as exhibit 99.1, and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

99.1                           Press Release dated December 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ David W. J. McGirr
David W.J. McGirr
Senior Vice President and
Chief Financial Officer

Dated: December 12, 2005